UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2009

Helix Energy Solutions Group, Inc.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	001-32936 (Commission File Number)	95-3409686 (IRS Employer Identification No.)
400 N. Sam Houston Parkway E., Suite 400 Houston, Texas (Address of principal executive offices)	281-618-0400 (Registrant’s telephone number, including area code)	77060 (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K furnished to the Securities and Exchange Commission on November 2, 2009 by Helix Energy Solutions Group, Inc. (“Helix”) to provide the correct slide presentation.  Furnished as Exhibit 99.1 is the corrected slide presentation used by Helix that includes the correct slides 17, 18, 21, 22 and 24.  This Amendment is being filed solely to correct the applicable slides.  All other information included in the original filing is unchanged.

Item 7.01 Regulation FD Disclosure.

On November 2, 2009, Helix will make a presentation (with slides) to analysts and investors.  The slide presentation related to this company update is attached hereto as Exhibit 99.1 and incorporated by reference herein. The slide presentation will also be posted beginning on November 2, 2009 in the Presentations section under Investor Relations of Helix’s website, www.helixesg.com.

This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, and such information is not incorporated by reference into any registration statements or other document filed under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, regardless of the general incorporation language contained in such filing, except as shall be expressly set forth by specific reference to this filing.

Item 9.01   Financial Statements and Exhibits.

(c)           Exhibits.

Number                      Description

----------                      --------------

99.1	Company Update Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           November 2, 2009

       HELIX ENERGY SOLUTIONS GROUP, INC.

       By:              /s/ Anthony Tripodo
    Anthony Tripodo
         Executive Vice President and
                                  Chief Financial Officer

Index to Exhibits

Exhibit No.                                Description

99.1	Company Update Presentation.